Financial instruments and fair values (Tables)	12 Months Ended
Dec. 31, 2017
Disclosure of detailed information about financial instruments [abstract]
Disclosure of foreign currencies
The following table presents the Company’s exposure to the Canadian dollar:

	2017 $	2016 $
Cash and cash equivalents	125	103
Accounts receivable	28	8
Accounts payable and accrued liabilities	(1,657)	(1,184)
Net exposure	(1,504)	(1,073)

	Reporting date rate
	2017 $	2016 $
CA$ – US$	0.797	0.745